UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 29, 2014

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 683-7900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Qumu Corporation hereby furnishes as Exhibit 99.1 a press release issued on October 29, 2014 disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2014 and hereby furnishes as Exhibit 99.2 statements of Sherman L. Black, its President and Chief Executive Officer, and James R. Stewart, its Chief Financial Officer, made on October 29, 2014 at a telephone conference relating to the quarter ended September 30, 2014 results.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on October, 29 2014.

99.2	Statements of Sherman L. Black, President and Chief Executive Officer, and James R. Stewart, Chief Financial Officer at a telephone conference held on October 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

By:	/s/ James R. Stewart
James R. Stewart Chief Financial Officer

Date:  October 30, 2014